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Nov-2001                              1996-C                              Page 1

                                                                    EXHIBIT 99.9



                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                 CC MASTER CREDIT CARD TRUST II (Formerly Chevy
                       Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,777,933,706.23
Beginning of the Month Finance Charge Receivables:            $  150,634,794.59
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,928,568,500.82

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $2,756,407,831.91
End of the Month Finance Charge Receivables:                  $  148,987,926.09
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,905,395,758.00

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,892,750,000.00
End of the Month Transferor Amount                            $  863,657,831.91
End of the Month Transferor Percentage                                    31.33%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                    $   71,247,027.17
     60-89 Days Delinquent                                    $   52,402,505.87
     90+ Days Delinquent                                      $   88,133,436.39

     Total 30+ Days Delinquent                                $  211,782,969.43
     Delinquent Percentage                                                 7.29%

Defaulted Accounts During the Month                           $   17,934,754.24
Annualized Default Percentage                                              7.75%

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Nov-2001                              1996-C                              Page 2


Principal Collections                                           $324,844,135.90
Principal Payment Rate                                                    11.69%

Total Payment Rate                                                        12.60%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                            $184,500,000.00
     Class B Initial Invested Amount                            $ 19,125,000.00
     Class C Initial Invested Amount                            $ 21,375,000.00
                                                        -----------------------
INITIAL INVESTED AMOUNT                                         $225,000,000.00

     Class A Invested Amount                                    $246,000,000.00
     Class B Invested Amount                                    $ 25,500,000.00
     Class C Invested Amount                                    $ 28,500,000.00
                                                        -----------------------
INVESTED AMOUNT                                                 $300,000,000.00

     Class A Adjusted Invested Amount                           $246,000,000.00
     Class B Adjusted Invested Amount                           $ 25,500,000.00
     Class C Adjusted Invested Amount                           $ 28,500,000.00
                                                        -----------------------
ADJUSTED INVESTED AMOUNT                                        $300,000,000.00

PREFUNDED AMOUNT                                                $          0.00

FLOATING ALLOCATION PERCENTAGE                                            10.80%
PRINCIPAL ALLOCATION PERCENTAGE                                           10.80%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                $ 35,081,197.40

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                   $  4,779,142.55

MONTHLY SERVICING FEE                                           $    375,000.00

INVESTOR DEFAULT AMOUNT                                         $  1,936,844.73

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Nov-2001                              1996-C                              Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                           $4,226,396.89
     Other Amounts                                                $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $4,226,396.89

     Class A Monthly Interest                                     $  485,440.00
     Class A Servicing Fee                                        $  307,500.00
     Class A Investor Default Amount                              $1,588,212.68

TOTAL CLASS A EXCESS SPREAD                                       $1,845,244.21

CLASS A REQUIRED AMOUNT                                           $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                           $  438,102.13
     Other Amounts                                                $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $  438,102.13

     Class B Monthly Interest                                     $   55,646.67
     Class B Servicing Fee                                        $   31,875.00

TOTAL CLASS B EXCESS SPREAD                                       $  350,580.46
CLASS B INVESTOR DEFAULT AMOUNT                                   $  164,631.80
CLASS B REQUIRED AMOUNT                                           $  164,631.80

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                     $   35,625.00

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Nov-2001                              1996-C                              Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $2,649,843.20

     Excess Spread Applied to Class A Required Amount              $        0.00

     Excess Spread Applied to Class A Investor Charge Offs         $        0.00

     Excess Spread Applied to Class B Required Amount              $  164,631.80

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                               $        0.00

     Excess Spread Applied to Class C Required Amount              $  260,760.25

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                               $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $   62,500.00

     Excess Spread Applied to Cash Collateral Account              $        0.00

     Excess Spread Applied to Spread Account                       $        0.00

     Excess Spread Applied to Reserve Account                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                     $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                      $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $2,161,951.15

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Nov-2001                              1996-C                              Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,899,537.19

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                    $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                 $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                      $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                        $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                  $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                 $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                    $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.32%
    Base Rate (Prior Month)                                                4.76%
    Base Rate (Two Months Ago)                                             5.72%
                                                                           ----
THREE MONTH AVERAGE BASE RATE                                              4.93%

    Portfolio Yield (Current Month)                                       12.87%
    Portfolio Yield (Prior Month)                                         12.69%
    Portfolio Yield (Two Months Ago)                                      10.45%
                                                                          -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.00%

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Nov-2001                              1996-C                              Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $35,081,197.40

INVESTOR DEFAULT AMOUNT                                           $ 1,936,844.73

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                $         0.00
    Allocable to Class B Certficates                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $37,018,042.13

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00
CLASS C INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                            $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                            $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $ 9,000,000.00
    Available Cash Collateral Amount                              $ 9,000,000.00

TOTAL DRAW AMOUNT                                                 $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $         0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:    /s/ Tracie Klein
                                           ---------------------------------
                                           Tracie H. Klein
                                           First Vice President